UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2026

MADE IN USA INC.

(Exact name of registrant as specified in its charter)

Nevada	333-272825	37-1922983
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1712 Pioneer Avenue, Suite 500

Cheyenne, Wyoming 82001

(Address of Principal Executive Offices) (Zip Code)

(561) 789-1139

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On March 23, 2026, Made in USA Inc. (the “Company”) executed a non-binding term sheet (the “Term Sheet”) with Rosalind, Inc. (“Rosalind”) outlining the principal terms of a proposed transaction involving the formation of a new operating entity, Rosalind Systems, Inc.

On March 31, 2026, the Company issued a press release announcing the execution of the Term Sheet and describing the proposed transaction with Rosalind.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events

The previously defined Term Sheet provides a framework under which Rosalind is expected to contribute certain platform assets and intellectual property to Rosalind Systems, Inc., which is intended to serve as a platform for growth initiatives at the intersection of healthcare, life sciences, and data infrastructure. The proposed transaction contemplates the integration of the Company’s data wallet and certification technologies with Rosalind’s existing platform.

The Term Sheet also contemplates that Rosalind Systems, Inc. would be structured to support capital formation and expansion into areas including biopharma and biotech research, clinical and translational data, consumer health and wellness, and public health infrastructure.

The Term Sheet is non-binding, except for customary provisions such as confidentiality and exclusivity, and is subject to the negotiation and execution of definitive agreements, completion of financing, and satisfaction of other customary closing conditions. There can be no assurance that definitive agreements will be executed or that the proposed transaction will be completed on the terms described in the Term Sheet or at all.

The foregoing description of the Term Sheet does not purport to be complete and is qualified in its entirety by reference to the full text of the Term Sheet, which the Company may file as an exhibit to a future report if and when required.

Item 9.01 Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description

99.1	Press Release Dated March 31, 2026

104	Cover Page Interactive Data File (formatted in iXBRL, and included in exhibit 101)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been duly caused by the undersigned.

Dated: March 31, 2026	MADE IN USA INC.

	By:	/s/ Adam Reiser
Adam Reiser Chief Executive Officer & Chairman

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